SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2012

Oritani Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey		07676
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 664-5400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

Oritani Financial Corp. (the “Company”) will make a presentation at its Annual Meeting of Stock holders to be held at The Estate of Florentine Gardens, 97 Rivervale Road, River Vale, New Jersey at 9:00 a.m., local time, on November 20, 2012. The presentation provides an overview of the Company’s financial performance and strategic plans. A copy of the presentation is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not applicable

(b)	Pro forma financial information. Not applicable

(c)	Shell company transactions. Not applicable

(d)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Presentation to be made at the Company’s Annual Meeting of Stockholders on November 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.

DATE: November 20, 2012	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation to be made at the Company’s Annual Meeting of Stockholders on November 20, 2012.